UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2006
MAVERICK TUBE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-10651 (Commission File Number)	43-1455766 (IRS Employer Identification No.)
16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017
(Address of principal executive offices)
(636) 733-1600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Additional Information and Where to Find It
In connection with the solicitation of proxies by Maverick Tube Corporation (the “Company”) with respect to the special meeting of its stockholders to be called with respect to the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO STOCKHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Maverick Tube Corporation, 16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri 63017, Attention: Joyce M. Schuldt, Telephone: 636-733-1600, or from the Company’s website, www.mavericktube.com.
The Company and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in the Company’s proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and in the proxy statement relating to the merger and other relevant materials to be filed with the SEC when they become available.
Item 8.01. Other Events.
Pursuant to the Indenture (the “Indenture”) dated as of November 15, 2005 between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), governing the Company’s 1.875% Convertible Senior Subordinated Notes due 2025 (the “2005 Notes”), the Company is required to provide notice (a “Fundamental Change Notice”) to the holders of the 2005 Notes and the Trustee of a Fundamental Change (as defined in the Indenture) no later than thirty scheduled Trading Days (as defined in the Indenture) prior to the anticipated effective date of the Fundamental Change. The consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 12, 2006 (the “Merger Agreement”), among the Company, Tenaris S.A. and OS Acquisition Corporation will qualify as a Fundamental Change for purposes of the Indenture.
On August 22, 2006, the Company provided a Fundamental Change Notice to the holders of the 2005 Notes and the Trustee specifying on or about October 3, 2006 (the thirtieth scheduled Trading Day following the date of the Fundamental Change Notice) as the anticipated effective date of the Fundamental Change. Subject to the terms and conditions of the Merger Agreement, the Company expects that the merger will occur early in the fourth quarter of 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVERICK TUBE CORPORATION
	By:	/s/ Joyce M. Schuldt
		Name:	Joyce M. Schuldt
Date: August 22, 2006		Title:	Senior Vice President - Finance, Chief Financial Officer and Secretary